Exhibit 99.1
Lehman Brothers Global Services Conference June 6, 2007

Forward Looking Statements As provided by the safe harbor provision under the "Private Securities Litigation Reform Act of 1995" Viad cautions that, in addition to historical information contained herein, this presentation includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, or expectations or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new business, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, restructuring plans (including timing and realization of cost savings), and market risk. Actual results could differ materially from those discussed in the forward-looking statements. Viad's businesses can be affected by a host of risks and uncertainties. Among other things, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including global health concerns, further terrorist activities or war, could affect the forward-looking statements. Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward- looking statements can be found in Viad's annual and quarterly reports filed with the Securities and Exchange Commission.

2003 2004 2005 2006 0.97 0.96 1.45 1.75 Company Overview Viad Corp is an S&P SmallCap 600 company, with a market capitalization of approximately $900 million Strong increase in shareholder value since the spin-off of MoneyGram International, Inc. (NYSE:MGI) on June 30, 2004 67% total return as of May 25, 2007 (with dividends reinvested) Strong increase in income per share and cash flow Income Before Other Items Per Share (1) (1) Income before other items is defined by Viad as income from continuing operations before favorable resolution of tax matters and the after-tax effect of impairment losses/recoveries and gains on sale of corporate assets, and is a non-GAAP measure, which should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP. For a reconciliation of income before other items to income from continuing operations, refer to page 24 of this document.

Viad Operating Companies Viad Corp is comprised of four operating companies that hold leading positions within the exhibition and event industry and the travel and recreation services industry Industries Operating Companies Description of Services Exhibition and Event Services GES Exposition Services, Inc. One of North America's leading official service contractors that assists show organizers in all aspects of the preparation, installation and dismantling of exhibitions and events that facilitate face-to-face marketing Exhibition and Event Services Exhibitgroup/Giltspur A global face-to-face marketing company that specializes in custom exhibit design and fabrication, program management and integrated marketing solutions for clients that participate in exhibitions and events Travel and Recreation Services Brewster Inc. The largest and best-known tour operator in the Canadian Rockies, offering package tours, attractions, hotels, charters and guided excursions Travel and Recreation Services Glacier Park, Inc. An independent hotel operator and the exclusive provider of certain travel and recreation services within Waterton-Glacier International Peace Park

Exhibition and Event Services Exhibition and Event Services International Manufacturing Technology Show 2006 90.7% of Viad's 2006 revenue was generated in the exhibition and event industry Exhibition and Event Services Travel and Recreation Services East 0.907 0.093 Viad's 2006 Revenue Mix Exhibitgroup/Giltspur ($153.8 million) GES Exposition Services ($623.1 million)

Exhibition and Event Services Conventions & Exhibitions Meetings Incentive Travel East 67.92 48.15 6.24 Source: Convention Industry Council 2004 Economic Impact Study Exhibitions, meetings and incentive travel contribute an estimated $122 billion to GDP Business Services Exhibit Space Dining & Retail Transportation & Lodging Other East 8.02 2.4 12.09 43.23 2.18 (Includes general service contracting, exhibitor services, registration, etc.)

Exhibition and Event Services Exhibition Growth Metrics Indexed to 1972 Source: Tradeshow Week. The U.S. exhibition industry has a long history of steady growth

Exhibition and Event Services

	GES Exposition Services Las Vegas, Nevada	Exhibitgroup/Giltspur Roselle, Illinois (Chicago area)
2006 Revenue/Op Margin	$623.1 million / 7.7%	$153.7 million / -2.3%
Primary Customers	Associations and For-Profit Exhibition and Event Organizers	Companies with Significant Exhibit Programs
Primary Services	Exclusive Show Organizer Services: – Show planning & production – Look & feel design, signage – Layout & floor plan designs – Aisle carpet & common area furnishings Exclusive Exhibitor Services *: – Material handling (drayage) – Electrical distribution & overhead rigging – Cleaning & plumbing Discretionary Exhibitor Services: – Installation & dismantling labor – Logistics/transportation – Exhibit rental, refurbishing & storage – Exhibit furnishings & carpet – Graphics & lighting International operations in the UK, Toronto Montreal	Full-service exhibit program management: – Exhibit design & production – Integrated event marketing services – Measurement and training services – Installation & dismantling labor – Graphics – Logistics management – Refurbishing & storage – E-services – Exhibit rental Kiosks, RMUs and permanent displays International operations: – Operating units in the UK and Germany – Strategic alliances worldwide

* Official services contractor agreement with organizer gives GES exclusive right to provide certain exhibitor services at show.

8

VIAD

Producing an Exhibition

Month

1 2 3 4 5 6 7 8 9 10 11 12

Planning | Show | Post Show

- Client meetings
- Concept design
- Operations plan
- Produce exhibitor kit
- Planning meetings
- Work orders

- GES National Servicenter℠ activity
- Finalize operations & service plan
- Make labor calls
- Order equipment

- Conduct post-show meetings
  - Internal
  - Client
- Finalize invoicing
- Renew contract

Week 1 | Week 2

Move-in | Show | Move-out

- Mark show floor
- Deliver freight
- Distribute electrical
- Install booths
- Lay carpet
- Remove empty containers
- Deliver showsite orders

- Process showsite orders
- Service exhibitors

- Remove aisle carpet
- Return empty containers
- Dismantle booths
- Secure/inventory deco
- Remove electrical
- Load outbound trucks

9

GES Exposition Services Market leader Leading share of largest exhibitions in the U.S. (60% of Top 10; 1/3 of Top 200) Leading position in rapidly growing Las Vegas market Industry-leading technology and processes Strong, long-term customer relationships Typical contract length is 3-5 years Renewal rate is better than 90% Solid and dependable cash flow and operating margins Enter each year with > 60% of revenue booked Good customer and industry diversity Largest single show provides less than 4% of GES's annual revenue Top 10 shows provide less than 20% of GES's annual revenue Shows span a broad range of industries, reducing exposure to any one industry Strong, diverse and experienced management team 2005 2006 East 568.006 623.082 GES is a very strong and growing business 2005 2006 East 43.572 48.055 +9.7% +10.3%

GES Exposition Services

GES has a focused growth strategy that drives results

Expand Leading Market Position

- Increase penetration of exhibitor discretionary services
  - Double-digit same-show growth in discretionary revenue in past two years
  - Supported by Products and Services group
  - Developed marketing database
- Drive customer service enhancements and discernible differences
  - National Servicenter[SM]
  - Intellikit[SM] (Adobe exhibitor kit)

Enter New Markets

- International expansion through acquisition of Melville (Feb 2007)
  - Leading exhibition services contractor in the UK
  - Platform for future expansion into new global markets
  - Slightly accretive to Viad's earnings in 2007; ROC ≥ 15% by 2009
  - Integration and growth initiatives in progress

Drive Productivity Improvements

- Leverage technology, showsite and warehouse best practices
- Leverage economies of scale
  - Regionalization of graphics production, carpet depots
  - National equipment distribution
  - Global staffing

11

Exhibitgroup/Giltspur Demand for new exhibit construction decreased following 9/11 as a result of lower marketing budgets and increased exhibitor focus on ROI In response, Exhibitgroup's efforts were focused internally to reduce its cost structure and become more efficient Consolidated facilities Standardized systems and processes Drove productivity improvements Significant leverage exists within the business Currently realizing throughput on incremental revenue of > 35% Exhibitgroup is now focused on revenue growth After many years of focusing on cost reduction, Exhibitgroup has begun taking actions to reposition itself for profitable growth

Exhibitgroup/Giltspur 2007 will be a year of investment in new strategies to reposition Exhibitgroup for future growth Improve sales pipeline and win rate Created vertical sales teams to deliver more customer value and drive revenue growth within key client industry segments Developed new tools to support sales team Create client-centric culture throughout organization Completed organizational realignment to increase client responsiveness Expand and enhance service offerings to capture greater share of client marketing budgets Aligned new talent behind initiatives and plans are being developed CRM and client database management Lead capture and prioritization Event marketing and measurement Custom rental exhibits Revisiting cost structure to ensure value is created at every step

Travel and Recreation Services 33.8% of Viad's 2006 operating income was generated by the Travel and Recreation Services segment Travel and Recreation Services Exhibition and Event Services East 0.338 0.662 Viad's 2006 Operating Income Mix Glacier Park Brewster

Travel and Recreation Services

Brewster Inc.
Banff, Alberta, Canada

- 81% of segment's 2006 operating income
- Exclusive provider of one-of-a-kind attractions in Banff National Park
  - Columbia Icefield Ice Explorer Tours
  - Banff Gondola
  - Lake Minnewanka Boat Tours (acquired April 2007)
- Other major lines of business include:
  - Mount Royal Hotel, Banff
  - Package Tours
  - Charters & Sightseeing

Glacier Park, Inc.
Waterton-Glacier International Peace Park

- 19% of segment's 2006 operating income
- Exclusive provider of certain lodging, tours and retail in Glacier National Park
  - Under concession contract with U.S. National Park Service
  - Contract is ~60% of Glacier Park's revenue
- Also independently owns and operates two hotels just outside Glacier National Park

15

Travel and Recreation Services Great cash flow and ROC Very strong operating margins Exclusive providers of one-of- a-kind services mostly within North American national parks The Travel and Recreation Services segment delivers consistently strong results 2006 2005 2004 East 79.26 73.933 67.46 West 0.293 0.272 0.286 Operating Margin

Driving Shareholder Value Driving Shareholder Value

2003 2004 2005 2006 19.401 26.289 52.852 Free Cash Flow (1) (In Millions) (1) Free cash flow is defined by Viad as cash provided by operating activities minus capital expenditures and dividends and is a non-GAAP measure, which should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP. For a reconciliation of free cash flow to cash provided by operating activities, refer to page 24 of this document. Strong Cash Flows Modest Working Capital and Capex Requirements Strong, Long-term Customer Relationships High Levels of Recurring Revenue Good Customer Diversity Viad generates significant free cash flow

Strong Balance Sheet 12/31/2006 3/31/2007 178.1 128.6 15 14.8 Total Capital (1) $446.3 Debt to Capital 3.3% Revolving Credit Facility (2) $150 Cash March 31, 2007 (In Millions) As of March 31, 2007, Viad had net cash of $113.8 million, with a debt to capital ratio of 3.3% Debt (1) Shareholders' equity (including minority interest) plus total debt. (2) 3/31/07 capacity of $132.7 million.

Disciplined and Balanced Capital Deployment Strategy Selective Investments to Support Organic Growth Strategic Acquisitions After Careful Due Diligence Strategic fit in or adjacent to Viad's core business Good cultural fit Economic return criteria met Share Repurchases Announced intent to repurchase up to 2 million shares 1,752,800 repurchased as of 3/31/07 Strong cash flow and balance sheet enable Viad to employ a balanced capital deployment strategy

Strong Management Team and Values-Based Culture Strong and Experienced Management Team Management Compensation Aligned with Driving Shareholder Value Incentive plans are tied to performance (e.g. EPS, operating income, cash flow) Significant Employee Ownership Employee ownership of ~7% Stock ownership requirements for key management Always Honest Programsm is cornerstone of integrity-based culture Excellent Corporate Governance Viad's success is driven by talented and dedicated employees and a culture of continuous improvement, honesty and integrity

Audit Integrity Top 100 Audit Integrity Top 100 Name Ticker Industry Current Qtr. AGRO Score The Washington Post Co. WPO Printing & Publishing 86 The Gap Inc. GPS Retail (Apparel) 85 Viad Corp VVI Business Services 84 Costco Wholesale Corporation COST Retail (Specialty) 83 Allied Waste Industries, Inc. AW Waste Management Services 80 the highest degree of accounting accuracy and transparency the highest corporate governance standards Viad was distinguished as one of the Top 100 companies for: companies for: companies for: companies for:

Reconciliation of Non-GAAP Measures Income Before Other Items Free Cash Flow Appendix

Reconciliation of Non-GAAP Measures (1) These non-GAAP measures should be considered in addition to, but not as a substitute for, similar measures presented in accordance with GAAP. 2004 2005 2006 Income Before Other Items per Share: Income (loss) from continuing operations $(2.68) $1.64 $2.35 Impairment losses, net of tax 3.75 0.02 0.10 Favorable resolution of tax matters (0.11) (0.21) (0.60) Gain on sale of corporate assets, net of tax - - (0.10) Income Before Other Items $0.96 $1.45 $1.75 Average dilutive shares outstanding 21,741 22,253 21,805 Free Cash Flow (In Thousands): Net cash provided by operating activities $35,646 $49,864 $76,437 Capital expenditures (15,374) (20,038) (20,136) Dividends (871) (3,537) (3,449) Free Cash Flow $19,401 $26,289 $52,852